UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 13, 2006 (February 9, 2006)
Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware	1-10308	06-0918165
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

9 West 57th Street New York, NY		10019
(Address of principal executive office)		(Zip Code)
Registrant’s telephone number, including area code (212) 413-1800
None

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On February 9, 2006, the Compensation Committee of our Board of Directors approved annual profit sharing bonuses in respect of fiscal year 2005 for the following named executive officers. The approved annual profit sharing bonuses for such officers are as follows:

Ronald L. Nelson, President and Chief Financial Officer; Interim CEO, Travel Distribution Services Division	$1,235,000
Richard A. Smith, CEO, Real Estate Services Division	$1,385,000
Stephen P. Holmes, CEO, Travel Content Division	$1,385,000
James E. Buckman, Vice Chairman and General Counsel	$1,335,000
     The Compensation Committee has not yet determined the 2005 annual bonus for Henry R. Silverman, our Chairman and Chief Executive Officer.
     In addition, the Compensation Committee approved bonus payments under our Executive Officer Supplemental Life Insurance Program for such named executive officers in respect of 2005, but further determined to terminate the program for all future years. Such bonus payments for such officers are, respectively: $96,233; $96,582; $80,128 and $135,328. In light of the termination of the program, the Compensation Committee eliminated the requirement that such bonuses be used to pay life insurance premiums into a company-approved life insurance policy.
Item 2.02 Results of Operations and Financial Condition.
     On February 13, 2006, we reported our fourth quarter and full year 2005 results. Our fourth quarter and full year 2005 results are discussed in detail in the press release attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Cendant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 8.01 Other Events.
     On February 9, 2006, we announced that our Board of Directors formally declared a regular quarterly cash dividend of $0.11 per common share, payable March 14, 2006 to stockholders of record as of February 27, 2006. A copy of such announcement is attached as Exhibit 99.2 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

99.1	Press Release: Cendant Reports Results for Fourth Quarter and Full Year 2005.

99.2	Press Release: Cendant’s Board of Directors Approves First Quarter Cash Dividend of $0.11 Per Common Share.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
By:	/s/ VIRGINIA M. WILSON
Virginia M. Wilson
Executive Vice President and Chief Accounting Officer

Date: February 13, 2006

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated February 13, 2006 (February 9, 2006)
EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release: Cendant Reports Results for Fourth Quarter and Full Year 2005.
99.2	Press Release: Cendant’s Board of Directors Approves First Quarter Cash Dividend of $0.11 Per Common Share.

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